UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 22, 2021
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Introductory Note
On February 22, 2021 (the “Closing Date”), ZAGG Inc, a Delaware corporation (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2020, by and among the Company, Zephyr Parent, Inc., a Delaware corporation (“Parent”), and Zephyr Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). At the closing, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). Parent is indirectly controlled by Evercel, Inc., a Delaware corporation (“Evercel”), and its co-investors (collectively, the “Evercel Group”). Evercel is a holding company that brings an entrepreneurial approach to acquiring and managing business through a hands-on, data-driven approach to partnering with strong management teams for long-term results.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 is incorporated herein by reference into this Item 2.01.
On the Closing Date, the Company completed its previously announced sale to the Evercel Group. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company on the Closing Date, with the Company surviving the Merger as a wholly-owned subsidiary of Parent.
As a result of the Merger, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares held by Parent, Merger Sub, in the treasury of ZAGG, or by any wholly-owned subsidiary of ZAGG, Parent or Merger Sub and (ii) shares of Company Common Stock owned by stockholders of the Company who have properly demanded and not withdrawn a demand for, lost or waived their right to, or otherwise failed to perfect appraisal rights for such shares of Company Common Stock under Section 262 of the Delaware General Corporation Law) was converted into the right to receive $4.20 in cash (the “Cash Consideration”) and one “PPP Loan Forgiveness Right” representing the contingent right to receive and additional amount, net of certain fees and expenses, contingent upon the satisfaction of certain conditions related to the U.S. Small Business Administration Paycheck Protection Program Loan issued to ZAGG on April 13, 2020, without interest and subject to any applicable withholding taxes (collectively, the “Merger Consideration”).
At the Effective Time, each outstanding award of Company restricted stock units (a “Company RSU”) was converted into the right to receive the Cash Consideration multiplied by the aggregate number of Shares underlying such Company RSU and an aggregate number of PPP Loan Forgiveness Rights equal to the number of Shares underlying such Company RSU.
The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on filed on December 11, 2020.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, the Company requested that the Nasdaq Global Select Market (the “NASDAQ”) suspend trading of Company Common Stock on the Closing Date, remove Company Common Stock from listing and file a Form 25 with the SEC to report the delisting of Company Common Stock from NASDAQ. NASDAQ filed a Form 25 on the Closing Date to provide notification of such delisting and to effect the deregistration of Company Common Stock under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 with the SEC to terminate the registration of Company Common Stock under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to Company Common Stock. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 3.01.
Item 3.03 Material Modification to Rights of Security Holders.
The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01, and 5.03 is incorporated herein by reference into this Item 3.03.
Item 5.01 Changes in Control of Registrant.
As a result of the consummation of the Merger, a change of control of the registrant occurred, and the Company became a wholly-owned subsidiary of Parent. The information set forth in the Introductory Note and under Items 2.01, 3.03, 5.02, and 5.03 is incorporated herein by reference into this Item 5.01.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the consummation of the Merger, all of the members of the board of directors of the Company immediately prior to the Effective Time (other than Chris Ahern) ceased to be directors of the Company at the Effective Time and Daniel Allen and Matthew Sevick became directors of the Company. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As of the Effective Time, the Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time. Such amended and restated bylaws are attached hereto as Exhibit 3.2. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.03.
Item 8.01 Other Events.
On February 22, 2021, the Company issued a press release announcing the closing of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 10, 2020 (incorporated by reference from Exhibit 2.1 to the Current Report on form 8-K of ZAGG Inc filed on December 11, 2020)

3.1	Amended and Restated Certificate of Incorporation of ZAGG Inc

3.2	Amended and Restated Bylaws of ZAGG Inc

99.1	Press Release, dated February 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: February 22, 2021	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)